                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: October 25, 2005
                       ----------------------------------
                        (Date of earliest event reported)

                        CITIGROUP MORTGAGE LOAN TRUST, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2005-01)
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                        333-117349-08              11-2418191
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Nos.)       (I.R.S. Employer
     of organization)                                       Identification No.)

390 Greenwich Street, New York, NY                    10013
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (212) 816-6000


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.       Other Events.
                 -------------


                       CITIGROUP MORTGAGE LOAN TRUST, INC.
                 REMIC Pass-Through Certificates, Series 2005-01
                 ----------------------------------------------

      On October 27, 2005, CitiMortgage, Inc. filed a Form 8-K relating to CMLTI Series 2005-1, reporting under item 8.01 and included as Exhibit
      I thereto the monthly servicing report for the month of September, 2005. Attached as Exhibit I to this Form 8-K/A is an amended monthly servicing report for CMLTI Series 2005-1 for the month of September, 2005. The following items changed: current coupon; interest accrued and paid to Class II-A1A, Class II-A1B, Class II-A2A, Class II-A2B, Class II-B1, Class II-B2, Class II-B3, Class II-B4, Class II-B5 and Class II-B6; the amount of Remittances; and the P&I Distributed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST, INC.
                                    (Registrant)


                                    By:  /s/ Cathy Johnson

                                       -------------------------
                                             Cathy Johnson
                                        Assistant Vice President


Dated: April 25, 2006

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

    I        amended monthly servicing report for September 2005     5

                                                               EXHIBIT I
                                                               ------------

                                     Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                       Remic Pass-Through Certificate

 Series Name:          CMLTI 2005-01
 Payment Date:         10/25/2005
 Issuer:               Citigroup Mortgage Loan Trust Inc.
 Record Date:          30-Sep-05
 Distribution Date:    25-Oct-05
 Distribution #:       7


 Trustee               U.S. Bank National Association
                       Clare M. O'Brien  (617) 603-6402

 Bond Administrator    CitiMortgage, Inc.
                       Norma Wesselmann (636) 261-1368

 Paying Agent:         Citibank N.A.
                       Jennifer McCourt (212) 816-5680

---------------------------------------------------------------------------------------------------------------------------------
                                                      Next
                                       Current     Succeeding
     Class          Coupon Type        Coupon        Coupon                                           Original Par     CUSIP #
---------------------------------------------------------------------------------------------------------------------------------
      II-A1A           Variable      4.74891%       4.79128%                                          $88,007,000.00    17307GPS1
      II-A1B           Variable      4.74891%       4.79128%                                           $4,645,000.00    17307GPT9
                                                                                                 -------------------
                                                                             Class A-II-1 Total       $92,652,000.00

      II-A2A           Variable      4.80470%       4.84354%                                          $66,749,000.00    17307GPU6
      II-A2B           Variable      4.80470%       4.84354%                                           $3,523,000.00    17307GPV4
        II-R           Variable      0.00000%       0.00000%                                                 $100.00    17307GPZ5
                                                                                                 -------------------
                                                                             Class A-II-2 Total       $70,272,100.00

      III-A1              Fixed      6.50000%       6.50000%                                          $68,774,000.00    17307GQA9
      III-PO     Principal Only      0.00000%       0.00000%                                             $707,943.00    17307GQC5
       III-R           Variable      0.00000%       0.00000%                                                 $100.00    17307GQF8
                                                                                                 -------------------
                                                                           Class A-III-A1 Total       $69,482,043.00

      III-A2              Fixed      7.50000%       7.50000%                                          $17,930,000.00    17307GQB7
**    III-XS      Interest Only      7.50100%       7.49992%                                              $74,479.42    17307GQD3
                                                                                                 -------------------
                                                                           Class A-III-A2 Total       $17,930,000.00

       II-B1           Variable      4.77297%       4.81381%                                           $3,697,000.00    17307GPW2
       II-B2           Variable      4.77297%       4.81381%                                           $1,805,000.00    17307GPX0
       II-B3           Variable      4.77297%       4.81381%                                           $1,204,000.00    17307GPY8
       II-B4           Variable      4.77297%       4.81381%                                             $946,000.00    17307g9v2
       II-B5           Variable      4.77297%       4.81381%                                             $859,000.00    17307g9w0
       II-B6           Variable      4.77297%       4.81381%                                             $516,643.56    17307g9x8
                                                                                                 -------------------
                                                                             Class SUB-II Total        $9,027,643.56

      III-B1           Variable      6.70485%       6.70481%                                             $445,000.00    17307GQE1
      III-B2           Variable      6.70485%       6.70481%                                           $1,112,703.45    17308g9a7
                                                                                                 -------------------
                                                                            Class SUB-III Total        $1,557,703.45

                                                                                                ===================
                                                                                                     $260,921,490.01
** Denotes Notional Balance




                                    Citigroup Mortgage Loan Trust Inc.
                          Distribution Date Statement to Certificate Holders

                                     Remic Pass-Through Certificate

Series Name:  CMLTI 2005-01
Payment Date: 10/25/2005

-----------------------------------------------------------------------------------------------------------------------------------
                              Non Supported     Net WAC    Relief Act.
                 Interest        Interest      Interest     Interest      Interest       Interest       Principal
       CLASS     Accrued        Shortfall      Carryover    Shortfall    Shortfall      Recoveries      Recoveries    Interest Paid
-----------------------------------------------------------------------------------------------------------------------------------
      II-A1A     $290,818.52           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $290,818.52
      II-A1B      $15,349.37           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $15,349.37
             ----------------------------------------------------------------------------------------------------------------------
A-II-1 Total     $306,167.89           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $306,167.89

      II-A2A     $223,859.03           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $223,859.03
      II-A2B      $11,815.24           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $11,815.24
        II-R           $0.00           $0.00        $0.00         0.00         $0.00           $0.00           $0.00          $0.00
             ----------------------------------------------------------------------------------------------------------------------
A-II-2 Total     $235,674.27           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $235,674.27

      III-A1     $287,122.87           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $287,122.87
      III-PO           $0.00           $0.00        $0.00         0.00         $0.00           $0.00           $0.00          $0.00
       III-R           $0.00           $0.00        $0.00         0.00         $0.00           $0.00           $0.00          $0.00
             ----------------------------------------------------------------------------------------------------------------------
A-III-A1         $287,122.87           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $287,122.87
Total
      III-A2      $85,859.07           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $85,859.07
      III-XS         $426.66           $0.00        $0.00         0.00         $0.00           $0.00           $0.00        $426.66
             ----------------------------------------------------------------------------------------------------------------------
A-III-A2          $86,285.73           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $86,285.73
Total
       II-B1      $14,696.38           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $14,696.38
       II-B2       $7,175.27           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $7,175.27
       II-B3       $4,786.16           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $4,786.16
       II-B4       $3,760.56           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $3,760.56
       II-B5       $3,414.71           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $3,414.71
       II-B6       $2,053.78           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $2,053.78
             ----------------------------------------------------------------------------------------------------------------------
SUB-II Total      $35,886.86           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $35,886.86

      III-B1       $2,454.64           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $2,454.64
      III-B2       $6,137.71           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $6,137.71
             ----------------------------------------------------------------------------------------------------------------------
SUB-III            $8,592.35           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $8,592.35
Total
             ======================================================================================================================

       Total     $959,729.97           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $959,729.97


 ------------------------------------------------------------------------------------------------------------------
                     Interest                               Cum Net WAC                             Cum Unpaid
                     Paid Per                                 Interest                               Interest
      CLASS         Certificate                           Carryover Amount                          Shortfalls
 ------------------------------------------------------------------------------------------------------------------
         II-A1A 3.30449305                                             $0.00                                $0.00
         II-A1B 3.30449300                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
   A-II-1 Total                                                        $0.00                                $0.00

         II-A2A 3.35374358                                             $0.00                                $0.00
         II-A2B 3.35374397                                             $0.00                                $0.00
           II-R 0.00000000                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
   A-II-2 Total                                                        $0.00                                $0.00

         III-A1 4.17487524                                             $0.00                                $0.00
         III-PO 0.00000000                                             $0.00                                $0.00
          III-R 0.00000000                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
 A-III-A1 Total                                                        $0.00                                $0.00

         III-A2 4.78857055                                             $0.00                                $0.00
         III-XS 5.72856233                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
 A-III-A2 Total                                                        $0.00                                $0.00

          II-B1 3.97521774                                             $0.00                                $0.00
          II-B2 3.97521884                                             $0.00                                $0.00
          II-B3 3.97521595                                             $0.00                                $0.00
          II-B4 3.97522199                                             $0.00                                $0.00
          II-B5 3.97521537                                             $0.00                                $0.00
          II-B6 3.97523585                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
   SUB-II Total                                                        $0.00                                $0.00

         III-B1 5.51604494                                             $0.00                                $0.00
         III-B2 5.51603394                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
  SUB-III Total                                                        $0.00                                $0.00


                                   =================================================================================
       Total                                                           $0.00                                $0.00


                                   Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                     Remic Pass-Through Certificate

Series Name: CMLTI  2005-01
Payment Date: 10/25/2005

---------------------------------------------------------------------------------------------------------------
                                             Certificate
                                             Reductions
                                             not part of                          Principal
                                            distributions                            Paid          Cumulative
                           Principal          to reduce          Principal           Per           Principal
         CLASS                Due           Stated Amount          Paid           Certificate         Loss
---------------------------------------------------------------------------------------------------------------
                II-A1A      $1,811,757.71               $0.00      $1,811,757.71    20.58651823            0.00
                II-A1B         $95,624.38               $0.00         $95,624.38    20.58651884            0.00
           ----------------------------------------------------------------------------------------------------
         A-II-1 Total       $1,907,382.09               $0.00      $1,907,382.09                           0.00
                II-A2A      $1,343,561.25               $0.00      $1,343,561.25    20.12855998            0.00
                II-A2B         $70,912.92               $0.00         $70,912.92    20.12856089            0.00
                  II-R               $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
         A-II-2 Total       $1,414,474.17               $0.00      $1,414,474.17                           0.00
                III-A1      $1,915,881.77               $0.00      $1,915,881.77    27.85764635            0.00
                III-PO          $1,772.14               $0.00          $1,772.14     2.50322413            0.00
                 III-R               $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
       A-III-A1 Total       $1,917,653.91               $0.00      $1,917,653.91                           0.00
                III-A2        $565,210.49               $0.00        $565,210.49    31.52317289            0.00
                III-XS               $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
       A-III-A2 Total         $565,210.49               $0.00        $565,210.49                           0.00
                 II-B1            $339.56               $0.00            $339.56     0.09184744            0.00
                 II-B2            $165.78               $0.00            $165.78     0.09184488            0.00
                 II-B3            $110.58               $0.00            $110.58     0.09184385            0.00
                 II-B4             $86.89               $0.00             $86.89     0.09184989            0.00
                 II-B5             $78.90               $0.00             $78.90     0.09185099            0.00
                 II-B6             $47.45               $0.00             $47.45     0.09184282            0.00
           ----------------------------------------------------------------------------------------------------
         SUB-II Total             $829.16               $0.00            $829.16                           0.00
                III-B1            $952.72               $0.00            $952.72     2.14094382            0.00
                III-B2          $2,382.22               $0.00          $2,382.22     2.14092982            0.00
           ----------------------------------------------------------------------------------------------------
        SUB-III Total           $3,334.94               $0.00          $3,334.94                           0.00
          =====================================================================================================
                Total       $5,808,884.76               $0.00      $5,808,884.76                           0.00




                                 Citigroup Mortgage Loan Trust Inc.
                         Distribution Date Statement to Certificateholders

Series Name:    CMLTI 2005-01     Remic Pass-Through Certificate
Payment Date:   10/25/2005

-----------------------------------------------------------------------------------------------------------------------------------
  CLASS  Previous Period's  Ending Period's Beginning Balance Ending Balance  Ending Balance  Beginning     Ending       Prepayment
               Balance         Balance       Per Certificate  Per Certificate   Pool Factor   Class PCT    Class PCT     Percentage
-----------------------------------------------------------------------------------------------------------------------------------
   II-A1A    $73,486,734.17   $71,674,976.46   835.01010340  814.42358517  0.81442359 89.077505098%  88.937921204%   94.986616586%
   II-A1B     $3,878,621.93    $3,782,997.55   835.01010334  814.42358450  0.81442358  4.701501143%   4.694133917%    5.013383413%
            -----------------------------------------------------------------------------------------------------------------------
A-II-1 Tot   $77,365,356.10   $75,457,974.01                                          93.779006242%  93.632055121%  100.000000000%
   II-A2A    $55,910,052.40   $54,566,491.15   837.61632983  817.48776985  0.81748777 89.097784214%  88.962829485%   94.986623406%
   II-A2B     $2,950,922.32    $2,880,009.40   837.61632699  817.48776611  0.81748777  4.702564723%   4.695441832%    5.013376593%
    II-R               $.00             $.00     0.00000000    0.00000000  0.00000000  0.000000000%   0.000000000%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
A-II-2 Tot   $58,860,974.72   $57,446,500.55                                          93.800348937%  93.658271317%  100.000000000%
   III-A1    $53,007,298.76   $51,091,416.99   770.74619420  742.88854785  0.74288855 97.745166784%  97.667438468%  100.000000000%
   III-PO       $553,854.77      $552,082.63   782.34373389  779.84050976  0.77984051  0.000000000%   0.000000000%    0.000000000%
    III-R              $.00             $.00     0.00000000    0.00000000  0.00000000  0.000000000%   0.000000000%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
A-III-A1 T   $53,561,153.53   $51,643,499.62                                          97.745166784%  97.667438468%  100.000000000%
   III-A2    $13,737,451.27   $13,172,240.78   766.17129225  734.64811935  0.73464812 97.758275697%  97.669671594%  100.000000000%
** III-XS        $68,260.00       $67,683.36   916.49478473  908.75251177  0.90875251  0.000000000%   0.000000000%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
A-III-A2 T   $13,737,451.27   $13,172,240.78                                          97.758275697%  97.669671594%  100.000000000%
    II-B1     $3,694,905.78    $3,694,566.22   999.43353530  999.34168786  0.99934169  2.543844933%   2.603160563%    0.000000000%
    II-B2     $1,803,977.53    $1,803,811.75   999.43353463  999.34168975  0.99934169  1.241990831%   1.270950723%    0.000000000%
    II-B3     $1,203,317.97    $1,203,207.39   999.43352990  999.34168605  0.99934169  0.828452605%   0.847769898%    0.000000000%
    II-B4       $945,464.13      $945,377.24   999.43354123  999.34169133  0.99934169  0.650927054%   0.666104923%    0.000000000%
    II-B5       $858,513.42      $858,434.52   999.43355064  999.34169965  0.99934170  0.591063790%   0.604845807%    0.000000000%
    II-B6       $516,350.89      $516,303.44   999.43351660  999.34167378  0.99934167  0.355493935%   0.363783100%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
SUB-II Tot    $9,022,529.72    $9,021,700.56                                           6.211773150%   6.356615016%    0.000000000%
   III-B1       $439,318.33      $438,365.61   987.23220225  985.09125843  0.98509126  0.643382874%   0.666227987%    0.000000000%
   III-B2     $1,098,496.72    $1,096,114.50   987.23224054  985.09131072  0.98509131  1.608751397%   1.665874651%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
SUB-III To    $1,537,815.05    $1,534,480.11                                           2.252134272%   2.332102639%    0.000000000%

            ======================================================================================================================
Total         $214,085,280.39  $208,276,395.63


PO Balance      $553,854.77      $552,082.63
Non PO Bal   $213,531,425.62  $207,724,313.00

                                     Citigroup Mortgage Loan Trust Inc.
                                         DISTRIBUTION DATE STATEMENT
Series Name:  CMLTI 2005-01            REMIC PASS-THROUGH CERTIFICATE
Pmt Date:    10/25/2005

   Advances:
     Aggregate Amount of P&I Advances for such Distribution Date:$1,064,697.31
   Summary of Disbursements         Withdrawel/
         Remittances        Residual  (Deposit)    P&I Distributed
     -------------------------------------------------------------
        $6,768,614.74          $0.00     $0.00    $6,768,614.74


    Extraordinary Trust  Fund Expenses withdrawn from the Collection     $0.00
    Account or Distribution Account for such Distribution Date:


Collateral Pool III - Weighted average of the Stripped Interest Rates    0.6230%

Collateral Pool I - Aggregate Amoount of Deferred Interest                  0.00

Collateral Pool I - Aggregate Amount of net Deferred Interest              $0.00




Loan level information (including data on REO, loans in foreclosure and realized losses) is available on the Citimortgagembs.com website in the payment and summary section of the CMLTI shelf

                               Citigroup Mortgage Loan Trust Inc.
                        Distribution Date Statement to Certificateholders
                                 Remic Pass-Through Certificate

Series Name: CMLTI 2005-01
Payment Date: 10/26/2005

DELINQUENCY  (1)

---------------------------------------------------------------------------------------------------------
                                                  Number of    Amount of Scheduled    Amount of Actual
                                                    loans              Balance              Balance
 Pool                              Item            #    PCT       Amount      PCT       Amount      PCT
---------------------------------------------------------------------------------------------------------
                                 (2) 30-59 DAYS    8   3.39%  $2,344,596.63  2.91%  $2,344,596.63  2.91%
 3/1 Arms                        (2) 60-89 Days    2   0.85%    $740,000.00  0.92%    $740,000.00  0.92%
                                  (2) 90 + DAYS    2   0.85%    $858,500.00  1.07%    $858,500.00  1.07%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    1   0.42%    $450,500.00  0.56%    $450,500.00  0.56%
                        BANKRUPTCIES IN PROCESS    2   0.85%    $380,484.68  0.47%    $380,484.68  0.47%
                       PURCHASE AMOUNT ADVANCES                          NA
                                 (2) 30-59 DAYS    2   1.22%    $344,549.69  0.56%    $344,549.69  0.56%
 5/1 Arms                        (2) 60-89 Days    1   0.61%    $327,945.25  0.00%    $327,945.25  0.53%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%

                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA
                                 (2) 30-59 DAYS   10   2.50%  $2,689,146.32  1.89%  $2,689,146.32  1.89%
 3/1 & 5/1 Arms                  (2) 60-89 Days    3   0.75%  $1,067,945.25  0.75%  $1,067,945.25  0.75%
                                  (2) 90 + DAYS    2   0.50%    $858,500.00  0.60%    $858,500.00  0.60%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    1   0.25%    $450,500.00  0.32%    $450,500.00  0.32%
                        BANKRUPTCIES IN PROCESS    2   0.50%    $380,484.68  0.27%    $380,484.68  0.27%
                       PURCHASE AMOUNT ADVANCES                          NA
                                 (2) 30-59 DAYS    1   0.48%     $49,589.66  0.07%     $49,912.36  0.07%
 Seasoned                        (2) 60-89 Days    2   0.97%    $619,167.33  0.94%    $622,013.43  0.94%
                                  (2) 90 + DAYS    1   0.48%    $342,010.15  0.52%    $343,587.20  0.52%

                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA

            (1)  DETERMINED BY THE MBA METHOD.
            (2)  DOES NOT INCLUDE REAL ESTATE OWNED BY THE TRUST.